UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2013

XCEL BRANDS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-31553	76-0307819
(Commission File Number)	(IRS Employer Identification No.)
475 10th Avenue, 4th Floor, New York, NY (Address of Principal Executive Offices)	10018 (Zip Code)

(347) 727-2474

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2013, XCel Brands, Inc. (the “Company”) and Robert W. D’Loren, Chairman and Chief Executive Officer of the Company (“D’Loren”) entered into Amendment No. 2 to Amended and Restated Employment Agreement dated as of February 21, 2012, as amended, by and among the Company and D’Loren. Pursuant to the amendment, the agreement was amended to increase the amount of reimbursement for undocumented expenses to $100,000 and provide for reimbursement of up to $25,000 for membership in certain business, athletic and social clubs and related expenses.

On October 18, 2013, the Company and each of James Haran, its Chief Financial Officer, and Seth Burroughs, its Executive Vice President of Business Development, entered into Amendment No. 2 to their respective Amended and Restated Employment Agreements with the Company, each dated as of February 21, 2012, as amended. Pursuant to the amendments, (i) the annual base salaries for Messrs. Haran and Burroughs were increased to $300,000 and $275,000, respectively, commencing September 16, 2013 and (ii) the maximum cash bonus for which each such executive is eligible was increased to $60,000 per annum, commencing in 2014.

On October 18, 2013, the Company and Guiseppe Falco, its President and Chief Operating Officer, entered into Amendment No. 1 to the Amended and Restated Employment Agreement, dated as of February 21, 2012, by and among the Company and Mr. Falco. Pursuant to the amendment, (i) Mr. Falco’s annual base salary was increased to $375,000, effective September 16, 2013 and (ii) the annual cash bonus provision was amended, commencing in 2014, to revise the criteria upon which the cash bonus is payable and to increase the maximum cash bonus for which Mr. Falco is eligible to receive $75,000 per annum.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

No. 10.1	Amendment No. 2 to Amended and Restated Employment Agreement between the Company and Robert J. D’Loren

No. 10.2	Amendment No. 2 to Amended and Restated Employment Agreement between the Company and James Haran

No. 10.3	Amendment No. 2 to Amended and Restated Employment Agreement between the Company and Seth Burroughs

No. 10.4	Amendment No. 2 to Amended and Restated Employment Agreement between the Company and Guiseppe Falco

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

XCEL BRANDS, INC.
(Registrant)

	By:	/s/ James F. Haran
Name: James F. Haran
Title: Chief Financial Officer

Date: October 21, 2013